Prospectus Supplement dated Sept. 15, 2017
	Product Name	Prospectus Form #/Date
		National	New York
1.	RiverSource ® Builder Select Variable Annuity	45303 CC (5/17)/ May 1, 2017
2.	RiverSource ® FlexChoice Select Variable Annuity	45307 CC (5/17)/ May 1, 2017	274320 J (4/13)/ April 29, 2013
3.	RiverSource ® Innovations Select Variable Annuity	45304 CC (5/17)/ May 1, 2017	45313 P (4/13)/ April 29, 2013
4.	RiverSource ® Signature One Select Variable Annuity	45301 CC (5/17)/ May 1, 2017
5.	RiverSource ® Signature Select Variable Annuity	45300 CC (5/17)/ May 1, 2017
The information in this supplement describes additional underlying funds that will be offered under variable annuity contracts (the “Contracts”) described above. Please read it carefully and keep it with your variable annuity contract product prospectus.
Effective September 18, 2017, the following additional underlying funds will be available to Current Contracts (applications signed on or after Nov.30, 2009) with living benefit riders:
•	Columbia Variable Portfolio – Managed Risk Fund (Class 2)
•	Columbia Variable Portfolio – Managed Risk U.S. Fund (Class 2)
In conjunction with the changes described above, the following revisions are made in your prospectuses.
I.	The section in your prospectus titled “The Variable Account and the Funds” is hereby amended to include descriptions for the new underlying funds as follows:

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Managed Risk Fund (Class 2)(Available only for contracts with living benefit riders)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio – Managed Risk U.S. Fund (Class 2) (Available only for contracts with living benefit riders)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
II.	The section in your prospectus entitled “Making the Most of Your Contract – Portfolio Navigator program (PN Program) and Portfolio Stabilizer Funds – Portfolio Stabilizer funds” is replaced in its entirety with the following:
The Portfolio Stabilizer funds. The following Portfolio Stabilizer funds currently available are:
1. Columbia Variable Portfolio – Managed Risk Fund (Class 2)(1)
2. Columbia Variable Portfolio – Managed Risk U.S. Fund (Class 2) (1)
3. Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
4. Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
5. Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
6. Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)
7. Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (2)
8. Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (2)

9. Columbia Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (2)
(1) Available to Current Contract owners on or after Sept. 18, 2017.
(2) Available to Current Contract owners effective Nov. 14, 2016.
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility. For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.
You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation and in consultation with your investment professional.
Please note that if you are currently invested in a Portfolio Navigator fund as part of the PN program and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.
If your contract does not include the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds. You should review any PN program, Portfolio Navigator funds and Portfolio Stabilizer funds information, including the funds’ prospectus, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program, Portfolio Navigator funds and Portfolio Stabilizer funds.
III.	The last paragraph in the section in your prospectus entitled “Making the Most of Your Contract – Portfolio Navigator program (PN Program) and Portfolio Stabilizer Funds – Investing in the Portfolio Stabilizer funds and PN static model portfolios (the Funds)” is replaced in its entirety with the following:
If your contract includes a living benefit rider, you may request a change to your Fund selection (or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. Effective Sept. 18, 2017, Current Contract owners may request a change to Fund selection up to four times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two or four transfers per year. Current Contract owners may also set up asset rebalancing and change their percentage allocations, but those changes will count towards the four times per year limit. If your contract includes a SecureSource series rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Market Timing”). If your contract includes the GWB for Life rider or SecureSource series rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions. If you decide to annuitize your contract, your rider will terminate and you will no longer have access to the Portfolio Stabilizer funds.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
45304-14 A (9/17)
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